EXHIBIT 10.24

                                 AMENDMENT TO
                 BPC HOLDING CORPORATION AMENDED AND RESTATED
                  2002 STOCK OPTION PLAN DATED MARCH 3, 2004

      The undersigned, Jeffrey D. Thompson, Assistant Secretary of BPC Holding Corporation, a Delaware corporation (the "Company"), hereby certifies that he is the duly appointed Assistant Secretary of the Company and does further certify on behalf of the Company in such capacity that the following Amendment to BPC Holding Corporation Amended and Restated 2002 Stock Option Plan dated March 3, 2004 ("Amendment") was duly adopted by the Board of Directors of the Company by written consent of the Board of Directors in lieu of a meeting dated December 16, 2004, and by the stockholders of the Company by Written Consent of Majority Shareholders in Lieu of a Meeting dated December 16, 2004:

      WHEREAS, by written consent in lieu of a meeting dated December 16, 2004, the Board of Directors of the Company voted to increase the number of Shares subject to Fixed Price Options authorized under the BPC Holding Corporation 2002 Stock Option Plan, as amended (the "Plan"); and

      WHEREAS, a majority of the stockholders of the Company approved such amendments by Written Consent of Majority Shareholders in Lieu of a Meeting of Stockholders dated December 16, 2004.

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. All terms used herein that are defined in the Plan and not otherwise defined or amended herein are used herein as defined in the Plan.


      2. The first sentence of Section 4.1 is hereby amended by deleting such sentence in its entirety and replacing such sentence with the following:

            "Subject to Section 10 of the Plan, the maximum number of Shares that may be made the subject of Fixed Price Options granted under the Plan is 307,545."


      3. It is hereby acknowledged and confirmed that the Plan is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this Amendment all references in any related document to the Plan, "thereto", "thereof", "thereunder" or words of like import referring to the Plan shall mean the Plan as amended from time to time, including this Amendment.


                                           /s/ Jeffrey D. Thompson
                                           ---------------------------
                                           Assistant Secretary
                                           BPC Holding Corporation



M:\Legal\Board Activity\Action by Written Consent\Consent Stock Option Plan Amendment.12-16-05.GS.doc